Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A of MainStreet Bancshares, Inc. (the “Company”) for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Jeff W. Dick
Jeff W. Dick
Chairman and Chief Executive Officer
(principal executive officer)
March 12, 2026

By:	/s/ Richard A. Vari
Richard A. Vari
Executive Vice President and
Chief Financial Officer
(principal financial officer and principal accounting officer)
March 12, 2026